EXHIBIT 99.3
                                 ------------

                  The Schedule to the ISDA Master Agreement

(Multicurrency-Cross Border)

                                    SCHEDULE
                                     to the
                                Master Agreement
                         dated as of November 28, 2006
                                    between
              Lehman Brothers Special Financing Inc. ("Party A"),
                                      and
    DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Residential Asset
                   Securitization Trust 2006-A15 ("Party B")

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement dated as of November 1, 2006 among IndyMac MBS, Inc. as depositor, IndyMac Bank F.S.B., as a seller and master servicer, and Deutsche Bank National Trust Company, as trustee and supplemental interest trustee (the "Pooling and Servicing Agreement").

Part 1: Termination Provisions

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b) "Specified Transaction" will not apply to Party A or Party B for any purpose.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that
            Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days, and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in
            Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days, and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.


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

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

            "Specified Indebtedness" will have the meaning specified in Section 14.

            "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

            "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles in the country in which Party A is organized.

      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, (i) Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)" and (ii) Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) (inclusive)" and inserting lieu thereof ", (3), (4) as amended, (5) and (6) as amended".

      (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with
      Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A, except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.


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

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

            (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into transaction (a "Replacement Transaction"), and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

                  "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

                  (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                  (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                  (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation


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

                        from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

            (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

            (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

            "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

            (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

Part 2: Tax Representations

(a)   Tax Representations.

      (i)   Payer Representations. For the purpose of Section 3(e) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
                  Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in
                  Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii)


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

                  and the other party does not deliver a form or document under
                  Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

            (B)   Party B makes the following representation(s):

                  None.

      (ii)  Payee Representations. For the purpose of Section 3(f) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  It is a corporation duly organized and validly existing under the laws of the State of Delaware.

            (B)   Party B makes the following representation(s):

                  None.

(b)   Tax Provisions.

      (i)   Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and
            Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

      (ii) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is deleted in its entirety and replaced with the following:

            "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

Part 3: Agreement to Deliver Documents

(a)   Tax forms, documents or certificates to be delivered are:

-----------------------------------------------------------------------------------------------------------------------------------
Party required to deliver document            Form/Document/Certificate                  Date by which to be delivered
-----------------------------------------------------------------------------------------------------------------------------------
Party A and Party B                           Any document required or reasonably        Promptly after reasonable demand by
                                              requested to allow the other party to      either party.
                                              make payments under this Agreement
                                              without any deduction or withholding
                                              for or on the account of any Tax or
                                              with such deduction or withholding at
                                              a reduced rate.
-----------------------------------------------------------------------------------------------------------------------------------


(b)   Other Documents to be delivered are:

-----------------------------------------------------------------------------------------------------------------------------------
Party required to deliver      Form/Document/Certificate                   Date by which to be        Covered by Section 3(d)
document                                                                   delivered                  representation
-----------------------------------------------------------------------------------------------------------------------------------
Party A and Party B            Any documents required or reasonably        Upon the execution and     Yes
                               requested by the receiving party to         delivery of this
                               evidence the authority of the               Agreement
                               delivering party or its Credit Support
                               Provider, if any, for it to execute and
                               deliver this Agreement, this
                               Confirmation, and any Credit Support
                               Documents to which it is a party, and
                               to evidence the authority of the
                               delivering party or its Credit Support
                               Provider to perform its obligations
                               under this Agreement, this Confirmation
                               and any Credit Support Document, as the
                               case may be.
-----------------------------------------------------------------------------------------------------------------------------------
Party A and Party B            A certificate of an authorized officer of   Upon the execution and     Yes
                               the party, as to the incumbency and         delivery of this
                               authority of the respective officers of     Agreement
                               the party signing the Agreement, this
                               Confirmation, and any relevant Credit
                               Support Document, as the case may be.
-----------------------------------------------------------------------------------------------------------------------------------
Party A                        Annual Report of Party A' s Credit          Annually, after becoming   Yes
                               Support Provider containing consolidated    publicly available
                               financial statements certified by
                               independent certified public accountants
                               and prepared in accordance with generally
                               accepted accounting principles in the
-----------------------------------------------------------------------------------------------------------------------------------


                                       6

-----------------------------------------------------------------------------------------------------------------------------------
                               country in which Party A is organized.
-----------------------------------------------------------------------------------------------------------------------------------
Party A                        Quarterly Financial Statements of Party     Quarterly, after           Yes
                               A's Credit Support Provider containing      becoming publicly
                               unaudited, consolidated financial           available
                               statements of Party A's fiscal quarter
                               prepared in accordance with generally
                               accepted accounting principles in the
                               country in which Party A is organized.
-----------------------------------------------------------------------------------------------------------------------------------
Party B                        Executed copy of the Pooling and            Upon execution             Yes
                               Servicing Agreement.
-----------------------------------------------------------------------------------------------------------------------------------
Party B                        Monthly Report                              At such time as each       Yes
                                                                           Monthly Report is
                                                                           delivered to the Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Party B                        Copy of any notice delivered under the      Upon availability          Yes
                               Pooling and Servicing Agreement.
-----------------------------------------------------------------------------------------------------------------------------------
Party A                        An opinion of counsel to Party A and        Upon the execution and     No
                               Party A's Guarantor substantially in the    delivery of this
                               form of Exhibit C to this Schedule.         Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Party A                        A guarantee of Lehman Brothers Holdings     Upon the execution and     No
                               Inc. substantially in the form of Exhibit   delivery of this
                               B to this Schedule.                         Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Party B                        An opinion of counsel to Party B            Upon the execution and     No
                               substantially in the form of Exhibit D to   delivery of this
                               this Schedule.                              Agreement
-----------------------------------------------------------------------------------------------------------------------------------


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

Part 4: Miscellaneous

(a)   Addresses for Notices. For the purposes of Section 12(a) of this
      Agreement:

      (1)   Address for notices or communications to Party A shall be sent to:-

      Address:          Lehman Brothers Special Financing Inc.
                        c/o Lehman Brothers Inc.
                        Corporate Advisory Division
                        Transaction Management Group
                        745 Seventh Avenue
                        New York, New York 10019

      Attention:        Documentation Manager
      Telephone No.:    (212) 526-7187
      Facsimile No.:    (212) 526-7672
      (For all purposes)

      Party B:

      (2)   Address for notices or communications to Party B:-

      Address:          Deutsche Bank National Trust Company
                        1761 E. St. Andrew Place
                        Santa Ana, CA  92705

      Telephone No.:    (714) 247-6000
      Facsimile No.:    (714) 656-2626
      Attention:        Trust Administration IN0615

(b)   Process Agent. For the purposes of Section 13(c) of this Agreement:

      Party A appoints as its Process Agent: Not Applicable.

      Party B appoints as its Process Agent: Not Applicable.

(c)   Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs and is continuing with respect to Party A, then the parties shall be entitled to appoint a financial institution mutually acceptable to both parties which would qualify as a Reference Market-maker to act as Calculation Agent, until the earlier of (i) a designation under
      Section 6(c)(ii), or (ii) the discontinuance of such Event of Default with respect to Party A.

(f)   Credit Support Document. Credit Support Document means

      Party A: The Credit Support Annex, and the guarantee in support of Party A's obligations under this Agreement substantially in the form attached hereto as Exhibit B to this Schedule.


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

      Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)   Credit Support Provider.

      Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

      Party B:          None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement, provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of
      Section 6(b)(ii) and provided further that with respect to Party A, such definition shall be understood to exclude Lehman Brothers Derivative Products Inc. and Lehman Brothers Financial Products Inc.

Part 5: Other Provisions

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

            Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under
            Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.


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

      (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g)  Relationship Between Parties.

                  (1) Non-reliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision subject to Section 6(n) of this Agreement to enter into the Transaction and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

      (vii) Local Business Day. The definition of Local Business Day in Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) Additional Representations and Warranties of Party B. Party B represents to Party A in accordance with Section 3 of the Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Agreement) that:

      (i) Constitutional Documents. Party B is in compliance, in all material respects, with its constitutional documents (including, but not limited to, the Pooling and Servicing Agreement, as amended from time-to-time, and any and all resolutions, investment policies, guidelines, procedures or restrictions), and each Transaction contemplated hereunder is and will be an authorized and permitted transaction thereunder and an Authorizing Resolution is in full force and effect.

      (ii) Compliance with Laws. Party B is in compliance, in all respects, with all applicable laws, rules, regulations, interpretations, guidelines, procedures, and policies of applicable regulatory authorities affecting Party B, this Agreement, the Transactions, or the performance of Party B's obligations hereunder.

(d) Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

(e) Additional Termination Events. The following Additional Termination Events will apply:

      (i) First Rating Trigger Collateral. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Second Rating Trigger Replacement. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iii) Supplemental Pooling and Servicing Agreement Without Party A's Prior Written Consent. If Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without the prior written consent (such consent not to be unreasonably withheld) of Party A, then an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

      (iv)  [Reserved]

      (v) Optional Termination of Securitization. An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with the Pooling and Servicing Agreement. Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding anything to the contrary in Section 6(b)(iv), only Party B may designate an Early Termination Date in respect of this Additional Termination Event.

(f) Required Ratings Downgrade Event. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold (such event, a "Required Ratings Downgrade Event"), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.

(g) Regulation AB Compliance. Party A and Party B hereby agree that the terms of the Item 1115 Agreement dated as of May 24, 2006 (the "Regulation AB Agreement"), between IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS, Inc. and Party A shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

(h)   Transfers. Section 7 is hereby amended to read in its entirety as follows:
      --

      "Subject to Section 6(b)(ii), Part 5(d), the Item 1115 Agreement, and Part 5(e), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without the prior written consent of the other party."

(i) Non-Recourse. Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. This provision will survive the termination of this Agreement.

(j) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Cap Rating Agency has been given prior written notice of such designation or transfer.

(k)   No Set-off. Except as expressly provided for in Section 2(c), Section 6 or
      Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(l) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Agencies has been provided prior written notice of the same.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, any other person in instituting against Party B, or the Supplemental Trust formed pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes. This provision will survive the termination of this Agreement.

(n) Supplemental Interest Trustee Liability Limitations. Party A and Party B agree to the following: (a) Deutsche Bank National Trust Company ("DBNTC") is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Supplemental Interest Trustee for Residential Asset Securitization Trust 2006-A15; (b) in no case shall DBNTC (or any person acting as successor Supplemental Interest Trustee for Residential Asset Securitization Trust 2006- A15) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Pooling and Servicing Agreement. This Part 5(n) shall survive the termination of this Agreement.

(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) Agent for Party B. Party A acknowledges that Party B has appointed the Supplemental Interest Trustee as its agent under the Pooling and Servicing Agreement to carry out certain functions on behalf of Party B, and that the Supplemental Interest Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q) Escrow Payments. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates and waives any further notice of such monitoring or recording.

(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t) Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u) Capacity. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into the Agreement and the Transaction in its capacity as Supplemental Interest Trustee.

(v)   [Reserved]

(w)   [Reserved]

(x)   [Reserved]

(y) Limitation on Events of Default. Notwithstanding the provisions of Sections 5 and 6, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, (a) the occurrence of an event described in Section 5(a) with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) with respect to Party A as the Affected Party, or
      Section 5(b)(iii) with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Party B's only obligation under Section 2(a)(i) is to pay the Fixed Amount on the Fixed Amount Payer Payment Date.

(z)   [Reserved]

(aa)  Additional Definitions.

      As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

      "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold, the Fitch Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

      "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions
      (a), (b), (c) and (e) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

      "Cap Rating Agencies" means, with respect to any date of determination, each of S&P, Fitch and Moody's, to the extent that each such rating agency is then providing a rating for any of the Certificates or any notes backed by the Certificates ("Notes").

      "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

      "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are provided in advance to S&P and Fitch, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

      "Eligible Guarantor" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold or (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue

      "Eligible Replacement" means an entity (A) (i) that has credit ratings at least equal to the Approved Ratings Threshold, (ii) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (iii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor and (B) that has executed an Item 1115 Agreement with the Depositor.

      "Firm Offer" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

      "Fitch" means Fitch Ratings Ltd., or any successor thereto.

      "Fitch Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "A" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1".

      "Fitch Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "BBB-".

      "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

      "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

      "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Rating Threshold.

      "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

      "Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:
      (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4), (c) an Event of Default or Termination Event would not occur as a result of such transfer, (d) Party B has consented in writing to the transfer, such consent not to be unreasonably withheld, (e) the transfer would not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest holders, as determined by Party B in its sole discretion, (f) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (g) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (h) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (i) each Cap Rating Agency has been given prior written notice of such transfer; and
      (j) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

      "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Cap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Cap Rating Agencies and receive from each such Cap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

      "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

      "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

      "Required Ratings Downgrade Event" shall have the meaning assigned thereto in Part 5(d).

      "Required Ratings Threshold" means each of the S&P Required Ratings Threshold, the Fitch Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

      "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      "S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

      "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.



                                          DEUTSCHE BANK NATIONAL TRUST
                                          COMPANY, not in its individual or
                                          corporate capacity but solely as
                                          Supplemental Interest Trustee for
                                          Residential Asset  Securitization
LEHMAN BROTHERS SPECIAL   FINANCING INC.  Trust 2006-A15
("Party A")                               ("Party B")


By: /s/ Allyson M. Carine                 By:  /s/ Amy Stoddard
    ---------------------------------          ---------------------------------
Name:  Allyson M. Carine                  Name:    Amy Stoddard
Title: Authorized Signatory               Title:   Authorized Signer

                                   EXHIBIT A

                            Regulation AB Agreement

                                 LEHMAN BROTHERS

                             EXHIBIT B to Schedule

                   GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.

LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A") and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Residential Asset Securitization Trust 2006-A15 ("Party B") have entered into a Master Agreement dated as of November 28, 2006, as amended from time to time (the "Master Agreement"), pursuant to which Party A and Party B have entered and/or anticipate entering into one or more transactions (each a "Transaction"), the Confirmation of each of which supplements, forms part of, and will be read and construed as one with, the Master Agreement (collectively referred to as the "Agreement"). This Guarantee is a Credit Support Document as contemplated in the Agreement. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Agreement, LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby agrees to the following:

      (a) Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A in connection with each Transaction when and as Party A's obligations thereunder shall become due and payable in accordance with the terms of the Agreement (whether at maturity, by acceleration or otherwise). Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

      (b) Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

      (c) Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A's obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof, the entry by Party A and Party B into any amendments to the Agreement, additional Transactions under the Agreement or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement. The Guarantor acknowledges that Party A and Party B may from time to time enter into one or more Transactions pursuant to the Agreement and agrees that the obligations of the Guarantor under this Guarantee will upon the execution of any such Transaction by Party A and Party B extend to all such Transactions without the taking of further action by the Guarantor.

      (d) This Guarantee shall remain in full force and effect until the first to occur of (i) receipt by Party B of a written notice of termination from Guarantor or (ii) none of the obligations of Party A remain outstanding. Termination of this Guarantee shall not affect Guarantor's liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

      (e) Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in
Section 5(a)(vii) of the Master Agreement affecting Party A or Guarantor.

      (f) Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.


                                       1
                          LEHMAN BROTHERS HOLDINGS INC.
                  745 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

                                 LEHMAN BROTHERS

      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

      IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date of the Agreement.



                                                   LEHMAN BROTHERS HOLDINGS INC.


                                                   By:
                                                       -------------------------
                                                   Name:
                                                   Title:
                                                   Date:


                                       2
                          LEHMAN BROTHERS HOLDINGS INC.
                  745 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

                             EXHIBIT C to Schedule

                        [Form of Opinion of Counsel for
                   Lehman Brothers Special Financing Inc. and
                         Lehman Brothers Holdings Inc.]
                                                              November 28, 2006

Deutsche Bank National Trust Company
not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Residential Asset Securitization Trust 2006-A15
1761 E. St. Andrew Place
Santa Ana, CA 92705


Ladies and Gentlemen:

      I have acted as counsel to Lehman Brothers Special Financing Inc., a Delaware corporation ("Party A") and Lehman Brothers Holdings Inc., a Delaware corporation ("Guarantor"), and am familiar with matters pertaining to the execution and delivery of the Master Agreement (the "Master Agreement") dated as of November 28, 2006 between Party A and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Residential Asset Securitization Trust 2006-A15 and the guarantee of Guarantor (the "Guarantee") delivered in connection with the Master Agreement.

      In connection with this opinion, I have examined, or have had examined on my behalf, an executed copy of the Master Agreement and the Guarantee, certificates and statements of public officials and officers of Party A and Guarantor and such other agreements, instruments, documents and records as I have deemed necessary or appropriate for the purposes of this opinion.

      Except as expressly set forth herein, no independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) has been undertaken to determine the existence or absence of the facts that are material to my opinions, and no inference as to my knowledge concerning such facts should be made.

      When used herein the phrase "to my knowledge" means to my actual knowledge without independent investigation.

      References in this letter to "Applicable Laws" are to those laws, rules and regulations of the State of New York which, in my experience, are normally applicable to transactions of the type contemplated by the Master Agreement and the Guarantee. References in this letter to "Governmental Authorities" are to executive, legislative, judicial, administrative or regulatory bodies of the State of New York. References in this letter to "Governmental Approval" are to any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

      Based on the foregoing but subject to the assumptions, exceptions, qualifications and limitations hereinafter expressed, I am of the opinion that:

      (i) Each of Party A and Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

      (ii) The execution, delivery and performance of the Master Agreement in the case of Party A, and the Guarantee, in the case of Guarantor, are within its corporate power, have been duly authorized by all corporate action and do not conflict with any provision of its certificate of incorporation or by-laws.

      (iii) The Master Agreement, in the case of Party A, and the Guarantee, in the case of Guarantor, have been duly executed and delivered and each constitutes a legal, valid and binding obligation, enforceable against it in accordance with its respective terms.

      (iv) To the best of my knowledge, no Governmental Approval is required in connection with the execution, delivery and performance of the Master Agreement in the case of Party A, or the Guarantee, in the case of Guarantor, except those that have been obtained and, to my knowledge, are in effect.

      The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

      A. My opinion in paragraph 3 above is subject to: (i) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent or other similar transfers or conveyances); (ii) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law; (iii) laws and/or considerations of public policy that may limit the enforceability of provisions (a) the termination and close-out methodology under the Master Agreement, including but not limited to Section 6(e), (b) regarding indemnification and contribution rights and obligations, (c) regarding the waiver or limitation of rights to trial by jury, oral amendments to written agreements or rights of setoff, (d) relating to submission to jurisdiction, venue or service of process, and (e) purporting to prohibit or restrict, or require the consent of the "account debtor" (as defined in Section 9-102 of the Uniform Commercial Code as in effect in the State of New York (the "NYUCC" )) for, the creation, perfection or enforcement of a security interest in "accounts" or "general intangibles" (in each case, as defined in Section 9-102 of the NYUCC).

      B. I am a member of the Bar of the State of New York and render no opinion on the laws of any jurisdiction other than the laws of the State of New York and the General Corporation Law of the State of Delaware. Except as described, I have not examined, or had examined on my behalf, and I do not express any opinion with respect to, Delaware law.

      C. My opinions are limited to the present laws and to the facts as they presently exist, and no opinion is to be inferred or implied beyond the matters expressly so stated. I assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions referred to in paragraph B above be changed by legislative action, judicial decision or otherwise.

      D. This letter is rendered solely to you solely for your benefit in connection with the Master Agreement and the Guarantee and the transactions related thereto and may not be relied upon by any other person, entity or agency or by you in any other context or for any other purpose. This letter may not be circulated, used or quoted in whole or in part, nor may copies thereof be furnished or delivered to any other person, without the prior written consent of Lehman Brothers Holdings Inc., except that you may furnish copies hereof (i) to your independent auditors and attorneys, (ii) to any United States, state or local authority having jurisdiction over you or over Party A or Guarantor, (iii) pursuant to the order of any legal process of any court of competent jurisdiction or any governmental agency, and (iv) in connection with any legal action arising out of the Master Agreement or the Guarantee.

      E. I have assumed with your permission (i) the genuineness of all signatures by each party other than Party A or Guarantor, (ii) the authenticity of documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as copies, (iii) the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, (iv) that each party other than Party A and Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (v) the due execution and delivery, pursuant to due authorization, of the Master Agreement by each party other than Party A, and
(vi) that the Master Agreement is the legal, valid, binding and enforceable obligation of each party other than Party A, enforceable against each such party in accordance with its terms.

      F. My opinion in paragraph 3 is subject to the qualification that certain provisions contained in the Agreement and the Guarantee may not be enforceable, but such unenforceability will not render the Agreement or the Guarantee invalid as a whole or substantially interfere with the practical realization of the principal benefits provided thereby.

      The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with said opinions.


                                                 Very truly yours,

                             EXHIBIT D to Schedule

                        [Form of Opinion of Counsel for
                                    Party B]